UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2006

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K/A (Form 8-K/A), “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 18, 2006, the Audit Committee of our Board of Directors appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm (“auditors”) for the fiscal year ending December 31, 2006 and dismissed Deloitte & Touche LLP (“D&T”) as our auditors.

D&T’s reports on our consolidated financial statements as of December 31, 2005 and 2004 and for the years then ended did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that D&T’s audit reports dated March 14, 2005 and March 14, 2006 each included an explanatory paragraph relating to the change in method of accounting for major maintenance to the “expense as incurred” method in 2004. D&T’s audit reports on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of our financial statements for each of the two most recent fiscal years ended December 31, 2005 and 2004 and through the date hereof, there were no disagreements between Reliant Energy and D&T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to D&T’s satisfaction, would have caused D&T to make reference to the matter in its reports. During the two most recent fiscal years and through the date hereof, there have been no “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v).

We have requested D&T to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of D&T’s letter, dated March 29, 2006, is filed as Exhibit 16.1 to this Form 8-K/A.

In deciding to select KPMG, the Audit Committee reviewed auditor independence issues and existing commercial relationships with KPMG and concluded that KPMG has no commercial relationship with us that would impair its independence. During our two most recent fiscal years ended December 31, 2005 and 2004 and through the date hereof, we did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

16.1—Letter dated March 29, 2006 to the Securities and Exchange Commission from Deloitte & Touche LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: March 29, 2006	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Description

16.1	Letter dated March 29, 2006 to the Securities and Exchange Commission from Deloitte & Touche LLP.